Non-recurring charges	12 Months Ended
Sep. 30, 2019
Unusual or Infrequent Items, or Both [Abstract]
Non-recurring charges

Note 10 — Non-recurring charges

During fiscal year 2018 the Company incurred non-recurring charges of a loss incurred to settle a long-running legal dispute in total amount of $55,000 including legal costs and also incurred restructuring charges of $30,057 primarily related to employee severance expenses. During fiscal year 2019 the Company paid the settlement amount of $50,000 and $5,000 in legal and other fees. During fiscal year 2019 and 2018 the Company paid most of the restructuring charges, and the remaining amount will be paid over the next several quarters.